UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2017

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grant of Awards Under the Kimbell Royalty GP, LLC 2017 Long-Term Incentive Plan

On May 5, 2017, the Conflicts Committee (the “Committee”) of the Board of Directors (the “Board”) of Kimbell Royalty GP, LLC (the “General Partner”), the general partner of Kimbell Royalty Partners, LP (the “Partnership”), and the Board approved a form of Restricted Unit Agreement (the “Agreement”) to be used in connection with grants to be made under the Kimbell Royalty GP, LLC 2017 Long-Term Incentive Plan (the “Plan”). The Agreement contemplates that the total number of restricted units subject to each individual grant will vest in one-third installments on each of the first three anniversaries of the grant date, subject to the grantee’s continuous service through the applicable vesting date. Upon the occurrence of a change in control (as defined in the Plan), all unvested restricted units will vest as of the date of the change in control. Upon a grantee’s termination of service for any reason other than death or disability, all unvested restricted units will be immediately forfeited as of the date of termination. In the case of termination resulting from death or disability, all unvested restricted units will become fully vested as of the date of termination.

In connection with the approval of the Agreement, the Committee and the Board also approved the contingent grant and issuance of restricted units under the Plan to the General Partner’s directors, executive officers, consultants and employees, including the individuals named below, which approval was conditioned upon the Partnership’s filing with the Securities and Exchange Commission of a Registration Statement on Form S-8 (the “Registration Statement”). The Partnership plans to file the Registration Statement during the second quarter of 2017.

Grantee	Restricted Units
Robert D. Ravnaas	22,637
R. Davis Ravnaas	22,637
Ben J. Fortson	22,637
Brett G. Taylor	22,637
Mitch S. Wynne	22,637
Jeff McInnis	8,166
Peter Alcorn	5,716
Matthew S. Daly	2,858

The form of the Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Number	Description
10.1	Form of Restricted Unit Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

	By:	Kimbell Royalty GP, LLC,
its general partner

	By:	/s/ R. Davis Ravnaas
R. Davis Ravnaas
President and Chief Financial Officer

Date: May 11, 2017

INDEX TO EXHIBITS

Number	Description
10.1	Form of Restricted Unit Award Agreement.